UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 6, 2010

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Prior to January 1, 2010, the Compensation Committee of the Board of Directors of Northrim BanCorp, Inc. (the "Company") and its wholly owned subsidiary, Northrim Bank (the "Bank") (collectively, the "Employer") extended through to December 31, 2010 the existing Employment Agreements (the "Existing Agreements") of the Employer’s named executive officers, R. Marc Langland, Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, Christopher N. Knudson, Executive Vice President and Chief Operating Officer, Joseph M. Schierhorn, Executive Vice President and Chief Financial Officer, Joseph M. Beedle, Executive Vice President of the Company and President of the Bank, and Steven L. Hartung, Executive Vice President and Quality Assurance Officer.

Effective January 1, 2010 and continuing through December 31, 2010, the Employer and each of the above named executive officers entered into a new employment agreement under which the provisions and terms remain the same as the Existing Agreements, except for the certain changes to Mr. Langland’s agreement and certain changes to the agreements with Messrs. Knudson, Schierhorn, Beedle and Hartung discussed below.

The Compensation Committee honored Mr. Langland’s request that the provisions for Stock Options and Incentive Compensation be stricken from the new agreement between him and the Employer. The Compensation Committee honored executive management’s request that the target bonus be eliminated from the calculations of payments to be made under Termination Due to a Change in Control and Termination by Employer Without Cause or by Executive for Good Reason, as well as the change in the multiple from two (2) times to one (1) times the executive’s base salary under the provision for Termination by Employer Without Cause or by Executive for Good Reason.

Copies of the new employment agreements for Messrs. Langland, Knudson, Schierhorn, Beedle and Hartung are filed as Exhibits 10.31, 10.32, 10.33, 10.34 and 10.35, respectively, to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements – not applicable.

(b) Proforma financial information – not applicable.

(c) EXHIBITS DESCRIPTION

10.31 Employment Agreement with R. Marc Langland dated January 1, 2010
10.32 Employment Agreement with Christopher N. Knudson dated
January 1, 2010
10.33 Employment Agreement with Joseph M. Schierhorn dated
January 1, 2010
10.34 Employment Agreement with Joseph M. Beedle dated January 1, 2010
10.35 Employment Agreement with Steven L. Hartung dated January 1, 2010

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

January 6, 2010	By:	R. Marc Langland

Name: R. Marc Langland
Title: Chairman, President and CEO

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Exhibit Index

Exhibit No.	Description

10.31	Employment Agreement with R. Marc Langland dated January 1, 2010
10.32	Employment Agreement with Christopher N. Knudson dated January 1, 2010
10.33	Employment Agreement with Joseph M. Schierhorn dated January 1, 2010
10.34	Employment Agreement with Joseph M. Beedle dated January 1, 2010
10.35	Employment Agreement with Steven L. Hartung dated January 1, 2010